Exhibit 10.3

BILL OF SALE

In accordance with the provisions of that certain Asset Purchase Agreement, made and dated as of March 9, 2016 (the “Purchase Agreement”), by and among Time Warner Cable Enterprises LLC, a Delaware limited liability company (“Buyer”), Towerstream I, Inc., a Delaware corporation (“Company”), and Towerstream Corporation, a Delaware corporation (“Parent”), Company and Parent do hereby execute and deliver this Bill of Sale. Capitalized terms, unless otherwise defined herein, have the meanings assigned to them in the Purchase Agreement.

For consideration recited in the Purchase Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company hereby sells, assigns, transfers, delivers, and conveys to Buyer, free and clear of all Encumbrances, all right, title and interest in and to the Assets.

Company agrees that from time to time, whether on or after the date hereof, it will execute and deliver such other documents and take such other actions as may reasonably be requested in writing by Buyer and required to distribute and convey more effectively the Assets from Company to Buyer.

The identity and content of the Assets, and the representations and warranties of Company and Owner applicable to the Assets, together with all limitations, restrictions, disclaimers and other provisions thereof, are contained in the Purchase Agreement.

THIS BILL OF SALE DOES NOT, NOR SHALL IT BE DEEMED TO, SUPERSEDE, SUPPLANT, EXTINGUISH, MERGE OR EXPAND ANY OF THE REPRESENTATIONS, WARRANTIES, COVENANTS, INDEMNITIES OR LIMITATIONS CONTAINED IN THE PURCHASE AGREEMENT.

This Bill of Sale shall be governed by the laws of the State of New York, without regard to any choice or conflicts of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any other jurisdiction.

Delivery of a signature page to this Bill of Sale by facsimile or other electronic means (e.g., electronic mail or PDF) shall be effective as delivery of a manually executed counterpart to this Bill of Sale.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Bill of Sale to be executed by its duly authorized officer to be effective as of the 9 day of March, 2016.

COMPANY:

TOWERSTREAM I., INC.,
a Delaware corporation

By: /s/ Philip Urso
Name: Philip Urso
Title: Sole Officer

PARENT:

TOWERSTREAM CORPORATION,
a Delaware corporation

By: /s/ Philip Urso
Name: Philip Urso
Title: Interim CEO

BILL OF SALE:

TOWERSTREAM CORPORATION AND TOWERSTREAM I, INC.

SIGNATURE PAGE